UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd
Suite 500
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (832) 413-4770

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Summit Midstream Partners, LP ("SMLP" or the “Partnership”) is filing this Current Report on Form 8-K to update certain items in the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 (the "First Quarter 2015 Form 10-Q"). On May 18, 2015, SMLP acquired all of the membership interests of Polar Midstream, LLC ("Polar Midstream") and Epping Transmission Company, LLC (collectively with Polar Midstream, "Polar and Divide") from Summit Midstream Partners Holdings, LLC ("SMP Holdings"), a wholly owned direct subsidiary of Summit Midstream Partners, LLC ("Summit Investments"), and thereby acquired certain crude oil and produced water gathering systems and under-development transmission pipelines located in the Williston Basin in North Dakota (the "Polar and Divide Drop Down"). Summit Investments, as the ultimate owner of SMLP's general partner, controls SMLP and has the right to appoint the entire board of directors of its general partner. As such, the Polar and Divide Drop Down was deemed a transaction among entities under common control and a change in reporting entity. Transfers of net assets or exchanges of membership interests between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to furnish comparative information similar to a pooling of interests. As a result, the following items of the First Quarter 2015 Form 10-Q are being retrospectively adjusted to reflect the Polar and Divide Drop Down and the Partnership's 100% interest in the financial results of Polar and Divide for all periods during which common control existed:
•Part I, Item 1. Financial Statements and

•	Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
These items replace the same items filed in the Partnership’s First Quarter 2015 Form 10-Q as filed with the Securities and Exchange Commission (the "SEC") on May 6, 2015.
The information in this Current Report on Form 8-K should be read in conjunction with the other information included (but not replaced as described above) in the First Quarter 2015 Form 10-Q. More current information is contained in the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 and the Partnership's other filings with the SEC.
Forward-Looking Statements. The following forward-looking statements replace the same items included on pages ii and iii of the Partnership’s First Quarter 2015 Form 10-Q as filed with the SEC on May 6, 2015.
Investors are cautioned that certain statements contained in this report well as in periodic press releases and certain oral statements made by our officials during our presentations are “forward-looking” statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described in the section entitled "Risk Factors" in this report.
Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team.  All forward-looking statements in this report and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements in this paragraph.  These risks and uncertainties include, among others:

•	fluctuations in natural gas, natural gas liquids ("NGLs") and crude oil prices;

•	the extent and success of drilling efforts, as well as the extent and quality of natural gas and crude oil volumes produced within proximity of our assets;

•	failure or delays by our customers in achieving expected production in their natural gas and crude oil projects;

•	competitive conditions in our industry and their impact on our ability to connect hydrocarbon supplies to our gathering and processing assets or systems;

•
actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers, including the inability or failure of our shipper customers to meet their financial obligations under our gathering agreements;

•
our ability to acquire any assets owned by Summit Investments, which is subject to a number of factors, including Summit Investments deciding, in its sole discretion, to offer us the right to acquire such assets, the ability to reach agreement on acceptable terms, the approval of the conflicts committee of our general partner's board of directors (if appropriate), prevailing conditions and outlook in the natural gas, NGL and crude oil industries and markets, and our ability to obtain financing on acceptable terms from the credit and/or capital markets or other sources;

•	our ability to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition;

•	the ability to attract and retain key management personnel;

•	commercial bank and capital market conditions and the potential impact of changes or disruptions in the credit and/or capital markets;

•	changes in the availability and cost of capital, and the results of our financing efforts, including availability of funds in the credit and/or capital markets;

•	restrictions placed on us by the agreements governing our debt instruments;

•	the availability, terms and cost of downstream transportation and processing services;

•	natural disasters, accidents, weather-related delays, casualty losses and other matters beyond our control;

•	operational risks and hazards inherent in the gathering, treating and/or processing of natural gas, crude oil and produced water;

•	weather conditions and seasonal trends;

•
timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and rights-of-way and other factors that may impact our ability to complete projects within budget and on schedule;

•	the effects of existing and future laws and governmental regulations, including environmental and climate change requirements;

•	the effects of litigation;

•	changes in general economic conditions; and

•	certain factors discussed elsewhere in this report.
Developments in any of these areas could cause actual results to differ materially from those anticipated or projected or cause a significant reduction in the market price of our common units and senior notes.
The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number		Description
99.1		Updated First Quarter 2015 Form 10-Q - Part I, Item 1. Financial Statements.
99.2		Updated First Quarter 2015 Form 10-Q - Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
101.INS	*	XBRL Instance Document (1)
101.SCH	*	XBRL Taxonomy Extension Schema
101.CAL	*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	*	XBRL Taxonomy Extension Definition Linkbase
101.LAB	*	XBRL Taxonomy Extension Label Linkbase
101.PRE	*	XBRL Taxonomy Extension Presentation Linkbase

* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended; are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended; and otherwise are not subject to liability under those sections. The financial information contained in the XBRL (eXtensible Business Reporting Language)-related documents is unaudited and unreviewed.
(1) Includes the following materials for the quarter ended March 31, 2015, formatted in XBRL: (i) Unaudited Condensed Consolidated Balance Sheets, (ii) Unaudited Condensed Consolidated Statements of Operations, (iii) Unaudited Condensed Consolidated Statements of Partners' Capital, (iv) Unaudited Condensed Consolidated Statements of Cash Flows, and (v) Notes to Unaudited Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Date: September 11, 2015	/s/ Matthew S. Harrison
Matthew S. Harrison, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Updated First Quarter 2015 Form 10-Q - Part I, Item 1. Financial Statements.
99.2	Updated First Quarter 2015 Form 10-Q - Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase